45 th Annual EEI Financial Conference Oct 31 – Nov 3, 2010 Palm Desert, CA Exhibit 99.1

Forward Looking Disclosures
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth.
The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in our Annual Report on Form 10-K for the year ended December 31, 2009 in (a)
under the heading “Forward-Looking Statements,” (b) ITEM 1A. Risk Factors, (c) ITEM 7.
Management’s Discussion and Analysis of Financial Condition and Results of Operations,
(d) ITEM 8. Financial statements and Supplementary Data: Note 15; (2) those discussed in our Quarterly Report on Form 10-Q filed October 28, 2010 in (a) ITEM 7. Management’s
Discussion and Analysis of Financial Condition and Results of Operations, (b) in Part I,
Financial Information, ITEM 1. Financial Statements: Notes 7 and 8; and (c) other factors discussed in the company’s filings with  the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Recent Events
• YTD results strong and well ahead of last year
– Stronger retail sales
• Weather
• Improved industrial sector
• Updated 2010 earnings guidance to $1.80 to $1.95
• 2011 earnings drivers
• New transmission opportunities
• Renewables update

• EPS from continuing operations were $1.77 vs. $1.18 last year
– Q3 results $1.02 vs. $0.73 last year
• 8% increase in retail MWh sales
– Ahead of plan
• Warmer than normal weather
• Signs of economic recovery
– Industrials up 6%
• All planned price adjustments now effective (annualized amts):
– Abbreviated rate case - $17 million
– Transmission adjustments - $16 million
– Environmental adjustment - $14 million
• No COLI proceeds to date
YTD September 2010 Results Well Ahead of ‘09

• Favorable weather through Q3
• Economic improvement reflected in industrial sales up 6%
• Still assumes $11 million of COLI proceeds based on actuarial projections
Updated 2010 EPS Guidance to $1.80 - $1.95

2011 Earnings Drivers
• Plan to provide 2011 guidance with release of 2010 results in
February
• Drivers and preliminary assumptions for 2011
– No change in business strategy or direction
– No change in regulatory principles or methods
– Normal weather
– Modest price adjustments via approved annual mechanisms
– O&M/SG&A trend in line with historic labor increases and inflation rates
• Wolf Creek O&M increase $10 million above trend
– With current capital market conditions:
• Enhance equity ratio consistent with growth opportunities
• May consider issuing debt
– No impact from base rate changes in calendar 2011

Concordia
Iatan
JEC
Hays
Salina
Swissvale
Great Bend
Emporia
Wolf Creek
Hutchinson
Spearville
Wichita
Rose Hill

Westar Energy.

• Southwest Power Pool’s long-term plan identifies many projects in our immediate region
– Multiple 345 kV projects
– In excess of 600 line miles
• Will work with SPP, neighboring transmission owners and policymakers to determine timing and sequence of development as projects unfold over the next decade or so
Significant New Transmission Opportunities
• Announced our commitment to
construct these projects
consistent with our strategy,
proven capabilities and pursuant
to SPP plans and tariffs
New Lines

• 300MW of renewables today
– Kansas in the top decile
nationally on per capita
basis
• Westar holds largest commitment in Kansas
• Statute requires 200 MW more
– Have elected to pursue this increment through PPAs
– Evaluating bids
• Culling to short list from over 50 proposals
• Expect to announce selection(s) Q4
• Plan to be on line late ’12
– Expect to use RECs to meet requirements prior to ’12
• Will seek pre-determination from KCC
RFP for 200MW of Renewables

9 Profile

Strategic Approach
• Embrace uncertainty and acknowledge inability to predict the future
• Place a high value on flexibility
– Operational
– Financial
– Regulatory
• Leverage actions and strategies around intrinsic advantages
• Seek collaborative and constructive approaches to regulation
• Value proposition
–
Protect against downside while growing investor returns

Leavenworth
Manhattan
Topeka
Lawrence
Olathe
Salina
Emporia
Hutchinson
El Dorado
Wichita
Pittsburg

≈

11 • Pure-play, vertically integrated, rate-regulated • 7,100 MW of generation • 6,200 miles transmission • 686,000 customers Kansas’ Largest Electric Provider

Favorable Supply Portfolio
$57.75
$17.25
$6.48
Uranium Coal Gas
Ave. Fuel Cost
$18.51/MWh
Fuel Mix
Coal
48%
Gas
40%
Wind
4%
Uranium
8%
MW Capacity
5.0¢
6.0¢
7.0¢
8.0¢
9.0¢
10.0¢
Westar Energy Kansas City Power
and Light (KS)
Empire District
Electric (KS)
National
Average
7.6¢
8.4¢ 8.4¢
Low Rates
Source: Edison Electric Institute 07/01/2010
Coal
76%
Gas
7%
Wind
3%
Uranium
14%
Cost of Fuel

Low Embedded Cost

$600
$450
$300
$150
$0
$/KW
JEC 2
JEC 1
JEC 3
LEC 5
LAC 1
LAC 2
TEC 8
LEC 4
TEC 7
LEC 3

Heat Rate

13,000
11,000
9,000
7,000
5,000
Btu/kWh
JEC 2
JEC 1
JEC 3
LEC 5
LAC 1
LAC 2
TEC 8
LEC 4
TEC 7
LEC 3

Westar Energy.

Low-Cost Coal Fleet
• Very low fuel cost
– PRB coal
– Excellent rail arrangements
– Proximity to mines
• Low embedded capital cost
• No high-heat rate obsolete
plants
LAC 2 subject to lease agreement

Diverse Energy Sales (MWh)
Chemical & oil
Food
processing
Aerospace
Consumer
manufacturing
Other
Commercial
38%
Residential
35%
Industrial
27%
38%
17%
16%
16%
14%
12%
12%
8%
7%
6%
4%
51%
Other
General
merchandise
Grocery/
Convenience
Military Health care
State/local
government
Education

Unemployment
(latest 12 months)
Unemployment %'s
11
10
9
8
7
6
5
4
3
Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep
U.S.
KS

Strong Service Territory
• Overall economic conditions
significantly better than nation
– No real estate crash
– State unemployment remains
3 pts favorable to nation
• Industrial sales showing strong
signs of recovery (up 6%)

Capitalization and Liquidity
• Target 50/50 capital structure
• Solid investment grade credit
– Recent upgrade and moves to
positive outlook
• No bonds mature before 2014
September 30, 2010
(a)
(millions)
Long-term, net $2,491
Preferred 21
Common 2,381
Total Capitalization $4,893
Debt
51%
Equity
49%
Preferred
<1%
(a) Capitalization excludes adjustments for VIEs
Secured Unsecured Outlook
Moody's Baa1 Baa3 Positive
Fitch Ratings BBB+ BBB Positive
Standard & Poor's BBB+ BBB Stable

$0.92
$1.00
$1.08
$1.16
$1.20
$1.24
$0.75
$0.85
$0.95
$1.05
$1.15
$1.25
$1.35
2005 2006 2007 2008 2009 2010
Dividend
• Long-standing dividend payout target of 60%-75% of earnings
– Updated 2010 guidance implies 64%-69% payout
– Current yield 5.0%
Indicated
annual rate

Westar’s Value Proposition
• Solid, transparent business strategy
• Strong, experienced utility management team
• Thoughtful, disciplined approach to operations, capital planning and financing
• Constructive regulatory and policy environment
– Results in lower prices for customers
– Provides investors clarity
• Focus on containing risks and maintaining returns
• Diverse customer base and stable service territory

19 2011 Plans

Annualized Rate & Revenue Changes
Actual and Estimated
2009 2010 2011
(Estimated)
Base rates $130 million
Feb 3
$ 17 million
Feb
Transmission rates $ 36 million
Jan 1
$ 16 million
Jan 1
$ 18 million
Jan 1
ECRR $ 32 million
June 1
$ 14 million
June 1
$ 9 million
June 1
Energy Efficiency $6 million
November
TBD
November

Major Construction Projects Underway
• Environmental
– Lawrence Energy Center
• Install fabric filters, rebuild scrubbers, precipitator, low NOx system
– Jeffery Energy Center
• Planning for SCR (part of settling New Source Review)
– La Cygne Energy Center
• Transmission
– Completed Hutchinson to Salina 345 kV
– Clearing R.O.W. for Wichita to Oklahoma 345 kV
– Planning and design for Prairie Wind
– Identified numerous future SPP 345 kV projects
• SmartStar Lawrence
– $40 million project reduced by 50% DOE match
• Advanced outage management
• Automated metering infrastructure

Capital Forecast Outlook
• Original 2010-2012 CAPEX Forecast
– 2010 $665
– 2011 $801
– 2012 $899
• What’s changed
– Favorable project budgets & schedule refinement have reduced 2010 planned CAPEX to $600 million
• Will update 2011-2013 with release of 2010 results

23 Projected Rate Base 2009 – 2014 (in billions) $3.2 $3.4 $3.4 $3.5 $3.7 $3.9 2009 2010 2011 2012 2013 2014 Base Renewable Environmental Transmission $6.6 $6.3 $5.8 $5.2 $4.7 $4.3

Westar Coal Fleet Emission Control Equipment
Unit Scrubber Precipitator Fabric Filter Low NOx SCR
Jeffrey 1 Yes Yes No plans Yes Planned
Jeffrey 2 Yes Yes No plans Planned No plans
Jeffrey 3 Yes Yes No plans Yes No plans
La Cygne 1 Yes NA Planned Yes Yes
La Cygne 2 Planned Yes Planned Planned Planned
Lawrence 3 No plans Yes No plans Planned No plans
Lawrence 4 Yes NA Planned Planned No plans
Lawrence 5 Yes NA Planned Planned No plans
Tecumseh 7 No plans Yes No plans Yes No plans
Tecumseh 8 No plans Yes No plans Planned No plans
NA - Not Applicable
No present projects underway for CO2

25 Dramatic Improvement in Air Quality 0 40 80 120 2005 2006 2007 2008 2009 20 40 60 2005 2006 2007 2008 2009 Sulfur Dioxide 76% (000 tons) Nitrogen Oxide 49% (000 tons)

26 Transmission

≈

≈

≈

Steele City
See Inset
Kansas City
JEFFREY ENERGY CENTER
Wichita
OXFORD
ELK RIVER
Fort Scott
SW Bourbon
CLIFTON

Westar Energy.

Major Transmission Projects
• Wichita – Salina
Segment 1 Wichita-Hutchinson
• Completed December 2008
• Investment $100 million
Segment 2 Hutchinson-Salina
• Completed August 2010
• Investment $100 million
• Rose Hill – Oklahoma
Construction to follow the
Hutchinson-Salina line
• Target completion mid 2012
• Investment $100 million
Segment 1
Segment 2
Rose Hill to
Oklahoma

GARDEN CITY PLANT
HOLCOMB
SPEARVILLE WIND FARM
FORT DODGE STATION
GRAY COUNTY WINDFARM
CIMARRON RIVER STATION
Medicine Lodge
Harper
HUTCHINSON ENERGY CTR.
Wichita
OXFORD
ELK RIVER
Fort Scott
SW Bourb5

Prairie Wind Transmission, LLC
• Joint venture formed between Westar Energy and Electric Transmission
America
– Venture to develop high voltage transmission in Kansas
– 50% Westar / 50% ETA
• ETA is joint venture between AEP Transmission Holding Company and MEHC
America Transco, LLC
(wholly-owned subsidiary of MidAmerican Energy Holdings
Company)
Prairie Wind
Project

Prairie Wind Transmission, LLC
• Received FERC incentives
– Abandonment costs
– Recovery of pre-commercial development costs
– CWIP recovery in rate base
– 50/50 capital structure
– Allowed ROE of 12.8%
• KCC
– Stipulation plans for double circuit 345 kV construction
– Routing and siting to follow SPP plans
• Southwest Power Pool
– Regional cost allocation approved by FERC
– “Notice to Construct” accepted
– JV became a member of the SPP
– Awaiting SPP adoption of formula rate

Next Steps and Tentative Schedule
• Complete assignments by Westar and Co-op to Prairie Wind
• Monitor Integrated Transmission Plan to determine voltage
• Obtain siting authority from KCC
• Engineer and design
• Acquire rights-of-way
• Construct
– Anticipated completion in 2014

Potential for High Voltage Transmission Growth
C
New Lines
A. JEC to Iatan Energy
Center
B. JEC to Concordia
C. Concordia to Salina
D. Salina to Hays
E. JEC to Swissvale
F. Hutchinson to
Spearville
G. Wichita to Rose Hill
H. Wolf Creek to Emporia
G
A B
D
E
F
H
Jeffrey Energy Center
Wolf Creek
Hutchinson
Swissvale
Concordia
Spearville
Emporia
Rose Hill
Hays
Wichita
Salina
The SPP has studied multiple projects to be developed over the next decade to ensure transmission system reliability, growth of renewable energy and cost efficient production and transmission of electricity.
Iatan

32 Rates and Regulation

Regulatory Approach
• A sound regulatory and energy policy platform
– KCC and FERC
• Ultimately results in lower rates for customers
Time
Traditional GRC
Riders coupled with GRC
Ultimately,
lower rates

Methods of Cost Recovery
Revenue Requirement Method of Recovery Comment
1. Fuel, purchased power and
environmental consumables
Quarterly adjustment based on
forecasted cost, with annual true-up
Adjusts prices for actual costs,
protecting both customers and
investors from mispricing
2. Environmental capital Environmental Cost Recovery Rider
adjusts annually
Allows annual price adjustment to
reflect capital costs for investments
in emission controls
3. Transmission rate recovery FERC formula rate adjusts annually;
companion retail tariff to reflect
current revenue requirement
Timely recovery of transmission
system operating and capital costs
4. General capital investments Traditional rate case, but with predetermination and CWIP
Typical rate case reflects current
level of operating expenses and
most recent plant investment
5. Property taxes Annual adjustment to reflect current
property taxes
Allows timely recovery of actual
property tax costs in current rates
6. Extraordinary storm damages Traditionally deferred accounting treatment as rate base
Smoothes period expenses for
extraordinary storm restoration costs
7. Pension expenses Deferred as a regulatory asset for
subsequent recovery
Smoothes period expenses in
excess of amount in base rates
8. Energy efficiency programs Deferred as a regulatory asset for subsequent recovery
Smoothes period expenses for
energy efficiency programs

Retail Energy Cost Adjustment (RECA)
• Provides timely price adjustments for fuel and purchased power costs
• Retail rates based on forecast of fuel and purchased power costs and retail sales
– Set quarterly
– Difference between forecast and actual is deferred
• Quarterly approach produces more stable prices
• Annual settlement of deferred balance
• RECA also used to rebate wholesale margins as a credit to retail cost of service
– Energy Marketing (i.e., non-asset) margins continue to be excluded from rate setting

Environmental Cost Recovery Rider Mechanics
• ECRR adjusts retail rates annually to reflect capital investments in emission controls
– Investments as of December 31 recovered in rates subsequent June
– Eliminates need to file a rate case to capture rate base additions
•
Return of
and on
capital that is in service December 31
•
Return on
capital not yet placed in service December 31 (i.e., CWIP)
• ECRR reduces regulatory lag
– Regulatory lag limited to months, rather than longer lag typically associated with traditional rate case filings

Illustrative ECRR Mechanics
(1) Illustration reflects only the projects publicly announced and assumes one-half of annual investment in service at year end
(2) Illustration uses 12% pretax return and 4% depreciation recovery
(3) Annual ECRR Tariff is effective June 1; assume Jan-May at prior year revenue requirement and Jun-Dec at new revenue requirement
Clean Air Investment (1) 2008 2009 2010 2011 2012
Year 1 Investment 238.4 $
Year 2 Investment 85.2 $
Year 3 Investment 181.2 $
Year 4 Investment 350.1 $
Year 5 Investment 414.7 $
Environmental Investment 238.4 $    323.6 $    504.8 $    854.9 $    1,269.6 $
Accumulated Depreciation Clean Air Investment
Depreciation on Year 1 Investment 4.8 $       9.5 $       9.5 $       9.5 $       9.5 $
Depreciation on Year 2 Investment 1.7 3.4 3.4 3.4
Depreciation on Year 3 Investment 3.6 7.2 7.2
Depreciation on Year 4 Investment 7.0 14.0
Depreciation on Year 5 Investment 8.3
Annual Depreciation 4.8 $       11.2 $     16.6 $     27.2 $     42.5 $
Total Accum Depreciation for Environmental Investment 4.8 $       16.0 $     32.6 $     59.8 $     102.3 $
Environmental Investment, net of Accum. Depreciation 233.6 $    307.6 $    472.2 $    795.1 $    1,167.3 $
Return on
prior YE investment balance (2) 28.0 $     36.9 $     56.7 $     95.4 $
Return of
prior YE investments completed 4.8 11.2 16.6 27.2
Annual ECRR Revenue Requirement 32.8 $     48.2 $     73.2 $     122.6 $
Estimated calendar year revenue recognition (3) 19.1 $     41.8 $     62.8 $     102.0 $
Cumulative ECRR revenue recognition 19.1 $     60.9 $     123.7 $    225.7 $

Transmission Cost Recovery
• FERC formula transmission rate
– Changes in cost of service reflected in annual update of FERC tariff
• Update posted each October using projected test year
– Capital expenditures
– O&M
– Tariff based on year-end consolidated capital structure
• FERC transmission changes effective January 1
• Allowed ROE 11.3%
• Annual true-up compares projected revenue requirement to actual, with difference incorporated into next update
– Incentives on recently completed central Kansas line
• 12.3% ROE
• Accelerated book depreciation of 15 vs. 45 years
• Transmission Delivery Charge (TDC)
– Retail rates adjusted to match changes to FERC tariff

Transmission Formula Rate Mechanics
• Fixed formula with changing inputs
– Updated annually using Form 1 data
– Established protocols for updates
• Uses projected test year
– Rate base (based on 13 month average)
– O&M, depreciation and taxes
– Cost of debt
• Annual true-up
incorporated in subsequent year’s formula inputs
Establish
Proj. 2010
Rev.  Req.
Establish
Proj. 2011
Rev. Req.
Start of 2011
Rate Year
Start of 2010
Rate Year
FERC
Form 1
Released
True-up between ’09
Proj. Rev. Req. and
Actual Rev. Req.
Transmission Formula Rate Time Line

Statutes for Predetermination and CWIP
• Predetermination
– Utilities can obtain order establishing ratemaking principles that will apply over the life of the asset
• Construction Work in Progress (CWIP)
– Utilities can include CWIP in rate cases

Pension Tracker
• Defer as regulatory asset shortfall between funding of GAAP pension/OPEB expense and pension/OPEB currently authorized
in rates
• Maintain minimum funding level equal to GAAP pension/OPEB
expense
• Recover deferred expenses through multi-year amortization as part of next rate case

Energy Efficiency Initiatives
• SmartStar Lawrence smart grid project
– Installing 48,000 “smart” meters
– Advanced outage management system
– Total project cost of $40 million
• Reduced by 50% DOE match
– Expect to implement over 2 - 3 years
• Deferred accounting for the cost of energy efficiency initiatives, such as
– Smart thermostats
– Customer educational programs
– Demand response programs

Kansas’ Renewable Requirements
• Renewable Portfolio Standard established
– Installed capability standard in lieu of energy standard
• 10% of peak load by 2011, 15% by 2016 and 20% after 2020
– Implies additional 150 to 200 MW for Westar
– If generated in Kansas, treated at 110% of requirement
– Relief from standard possible if costs would increase prices >1%
• Potential to offset with RECs for initial period
• Limited net metering
– Limited to 1% of peak demand
– Customer’s net metered sales can’t produce net negative sales
• Environmental predictability
– Legislation precludes state air emission levels from being more stringent than federal standards

Capital Structure for Ratemaking (Per Recent Orders)
Capitalization
Ratio
Cost of
Capital
Weighted Cost
of Capital
Pre-tax Weighted
Cost of Capital
Long-term debt
48.66% 6.55% 3.19% 3.19%
Preferred
0.51 4.55 .02 .04
Common
50.83 10.40 5.29 8.77
100.00% 8.50% 12.00%
Capitalization
Ratio
Cost of
Capital
Weighted Cost
of Capital
Pre-tax Weighted
Cost of Capital
Long-term debt
51.46% 5.30% 2.73% 2.73%
Preferred
0.47 4.52 .02 .04
Common
48.07 11.30 5.43 8.99
100.00% 8.18% 11.76%
KCC
FERC Transmission
(1) Incentive ROE of 12.3% for applicable rate base
(1)

45 Background

Westar Energy Legal Structure
Kansas Gas and
Electric Company
Consolidated capital
structure is used for
ratemaking
(Rate regulated utility)
(Rate regulated utility)
Westar Energy, Inc.
Parent
Subsidiary
Combined company
does business under
the name “Westar
Energy”

Original Capital Expenditure Forecast 2010 - 2012
Actual Forecast Forecast Forecast Forecast
2009 2010 2011 2012 2010-2012 Method of Cost Recovery
Generation
  Replacements and other 103.9 $     99.9 $       106.2 $    126.6 $    332.7 $    General Rate Case (GRC)
  Additional Generation
     Emporia Energy Center 4.4            -            -            -            -           Predetermination/CWIP/ARC*
     Wind Energy 69.5          -            -            -            -           Predetermination/CWIP/ARC*
     Turbine upgrade - Wolf Creek 12.2          12.3          10.1          -            22.4         GRC
  Environmental 85.2          181.2        350.1        414.7        946.0       ECRR
Nuclear Fuel 19.8          36.1          26.7          26.1          88.9         Fuel adjustment clause
Transmission 156.6        203.6        167.8        175.1        546.5       FERC formula rate/TDC
Distribution
  New customers, replacements & other 92.7          102.3        114.6        118.6        335.5       GRC
  AMI / Smart grid -            8.9            9.2            12.3          30.4         GRC
Other 11.5          20.3          16.0          25.3          61.6         GRC
Total 555.6 $     664.6 $    800.7 $    898.7 $    2,364.0 $
*Abbreviated rate case

Westar’s Plants
Westar's
MW Operator Years Installed
Pulverized coal
Jeffrey Energy Center 1,991 Westar 1978, 1980, 1983
Lawrence Energy Center 529 Westar 1954, 1960, 1971
Tecumseh Energy Center 202 Westar 1957, 1962
LaCygne Station 709 KCPL 1973, 1977
Nuclear
Wolf Creek 545 WCNOC (1) 1985
Gas steam turbine
Gordon Evans Energy Center 537 Westar 1961, 1967
Hutchinson Energy Center 162 Westar 1965
Murray Gill Energy Center 293 Westar 1952, 1954, 1956, 1959
Neosho Energy Center 67 Westar 1954
Gas combustion turbine
Abilene Energy Center 64 Westar 1973
Gordon Evans Energy Center 295 Westar 2000, 2001
Hutchinson Energy Center 230 Westar 1974, 1975
Spring Creek Energy Center 278 Westar 2001
Tecumseh Energy Center 37 Westar 1972
Emporia Energy Center 663 Westar 2008, 2009
Gas combined cycle
State Line 199 EDE Co. 2001
Diesel
Gordon Evans Energy Center 3 Westar 1969
Hutchinson Energy Center 3 Westar 1983
Wind
Meridian Way 96 Horizon (2) 2008
Central Plains 99 Westar 2009
Flat Ridge 100 Westar (3) 2009
Available generation
At Dec. 31, 2009 7,102
(1) Wolf Creek Nuclear Operating Company is a company formed specifically to operate Wolf Creek for its owners.  WCNOC is governed by a board of directors consisting of the CEO of WCNOC and senior executives of the plant owners.
(2) 100% of generation purchased under Power Purchase Agreement (PPA)
(3) 50% owned and 50% of generation purchased under PPA from BP Alternative Energy
Westar Energy
2009 Results
NERC
5-Year Average
Plant Performance
86.3%
81.0%
85.5%
89.3%
87.0%
90.1%
70.6%
73.7%
0%
20%
40%
60%
80%
100%
Coal Capacity
Factor
Wolf Creek
Capacity Factor
Coal Availability
Factor
Wolf Creek
Availability
Factor

Westar Energy Coal Fleet
Unit
Capacity
(MW)
WR Share
(MW) Age
Heat Rate
(Btu/kWh)
Net Book
Value
(Millions) $/KW
Jeffrey 2 725            667            30 11,256 200 $         300 $
Jeffrey 1 722            665            32 11,204 216 $         325 $
Jeffrey 3 716            659            27 11,265 325 $         493 $
Lawrence 5 371            371            39 10,713 72 $           194 $
La Cygne 1 736            368            37 10,497 117 $         318 $
La Cygne 2
(a)
682            341            33 10,500 14 $           41 $
Tecumseh 8 129            129            48 11,189 16 $           124 $
Lawrence 4 108            108            50 11,605 41 $           380 $
Tecumseh 7 73              73              53 11,749 28 $           384 $
Lawrence 3 50              50              56 11,707 26 $           520 $
3,431
(a)  Subject to lease agreement

Westar-operated plant supply (80%)
• JEC supply under contract through 2020 (10+ million tons/year)
– 70% has no market openers
– 30% reopened on price every 5 years
• Next re-pricing will occur in 2013
– All volumes have cost escalators
– Rail contract through 2013
• LEC/TEC supply under contract until 2012 (3.5 million tons/year)
– 100% at fixed price or capped through 2012
– Rail contract through 2013
Co-owned plant supply managed by GXP (20%)
• LAC supply (3 million tons/year)
Coal Supply